Provision for Income Taxes	12 Months Ended
Dec. 31, 2015
Provision for Income Taxes [Abstract]
Provision for Income Taxes

Note 7 – Provision for Income Taxes

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of December 31, 2015, there is no provision for income taxes, current or deferred.

December 31, 2015
Net operating losses	$1,371,196
Valuation allowance	(1,371,196)
$-

At December 31, 2015, the Company had a net operating loss carry forward in the amount of approximately $4,000,000 available to offset future taxable income through 2035. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the years ended December 31, 2015 and 2014 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal	0.0
Valuation allowance	34.0
0.0%